Exhibit 10.1

FIRST AMENDMENT TO OMNIBUS AGREEMENT

FIRST AMENDMENT TO OMNIBUS AGREEMENT (this “Amendment”), dated as of August 1, 2016, by and among LANDMARK DIVIDEND LLC, a Delaware limited liability company (“Landmark”), LANDMARK DIVIDEND GROWTH FUND — C LLC, a Delaware limited liability company (“Fund C”), LANDMARK DIVIDEND GROWTH FUND — E LLC, a Delaware limited liability company (“Fund E”), LANDMARK DIVIDEND GROWTH FUND — F LLC, a Delaware limited liability company (“Fund F”), LANDMARK DIVIDEND GROWTH FUND — G LLC, a Delaware limited liability company (“Fund G”), LANDMARK DIVIDEND GROWTH FUND — H LLC, a Delaware limited liability company (“Fund H”), LANDMARK DIVIDEND GROWTH FUND — I LLC, a Delaware limited liability company (“Fund I”), LANDMARK DIVIDEND GROWTH FUND — J LLC, a Delaware limited liability company (“Fund J”), LANDMARK INFRASTRUCTURE PARTNERS LP, a Delaware limited partnership (the “Partnership”), and LANDMARK INFRASTRUCTURE PARTNERS GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), to the Omnibus Agreement, dated as of November 19, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Omnibus Agreement”), by and among Landmark, Fund C, Fund E, Fund F, Fund G, Fund H, the Partnership and the General Partner (collectively, the “Original Parties”).

R E C I T A L S

WHEREAS, Fund I and Fund J wish to become party to the Omnibus Agreement as a “Party” and grant the Partnership a right of first offer on their respective assets; and

WHEREAS, the Original Parties desire to add Fund I and Fund J as parties to the Omnibus Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Parties, Fund I and Fund J hereby agree as follows:

A G R E E M E N T S

SECTION 1.         Defined Terms.  Capitalized terms used and not otherwise defined herein (including the preamble and recitals hereto) shall have the meanings specified in the Omnibus Agreement, as amended hereby, or if not defined therein, in the Indenture.

SECTION 2.         Amendments.

(a)           Section 1.01 is hereby amended by deleting clauses (mm), (tt) and (uu) in their entirety and replacing such clauses with the following in their proper alphabetical order:

“(mm) “Party” means Landmark, Fund C, Fund E, Fund F, Fund G, Fund H, Fund I, Fund J, the Partnership or the General Partner, individually; and “Parties” means Landmark, Fund C, Fund E, Fund F, Fund G, Fund H, Fund I, Fund J, the Partnership or the General Partner, collectively.”

“(tt) “ROFO Assets” means all of the assets owned as of the Effective Date and all assets acquired in the future by each of Fund C, Fund E, Fund F, Fund G, Fund H, Fund I and Fund J.”

“(uu) “ROFO Entity” means Fund C, Fund E, Fund F, Fund G, Fund H, Fund I, Fund J and each of their respective Subsidiaries, individually; and ROFO Entities means Fund C, Fund E, Fund F, Fund G Fund H, Fund I, Fund J and each of their respective Subsidiaries, collectively.”

SECTION 3.         Joinder.  Fund I and Fund J hereby acknowledge that they have received and reviewed a copy of the Omnibus Agreement and agree that, effective as of the date first above written, they shall become “Parties” to the Omnibus Agreement.

SECTION 4.         Recognition of Joinder. The Original Parties hereby acknowledge and agree that from and after the date hereof, Fund I and Fund J shall be “Parties” under the Omnibus Agreement.

SECTION 5.         Amendment and Ratification. Except as expressly amended by this Amendment, the Omnibus Agreement shall remain in full force and effect.  In the event that any provision of this Amendment conflicts with any provision of the Omnibus Agreement, the terms of this Amendment shall control.  No term or provision of this Amendment may be amended, waived or modified unless such amendment, waiver or modification is in writing and signed by each of the parties hereto.

SECTION 6.         Applicable Law. Regardless of the place of contracting, place(s) of performance or otherwise, this Amendment and all amendments, modifications, alterations or supplements hereto, shall be governed and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law or any other principle that might apply the law of another jurisdiction.

SECTION 7.         Headings.  The headings of this Amendment have been inserted only for convenience to facilitate reference and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment or any provision hereof.

SECTION 8.         Counterparts; Multiple Originals.  This Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement binding each of the Parties. Each of the Parties may sign any number of copies of this Amendment. Each signed copy shall be deemed to be an original, and all of them together shall represent one and the same agreement.

[Remainder of Page Intentionally Blank; Signature Pages Follow]

IN WITNESS WHEREOF, Landmark, Fund C, Fund E, Fund F, Fund G, Fund H, Fund I, Fund J, the Partnership and the General Partner have signed this Agreement as of the Effective Date.

LANDMARK DIVIDEND LLC

By:	/s/ Josef Bobek
	Name:	Josef Bobek
	Title:	Authorized Signatory

LANDMARK INFRASTRUCTURE PARTNERS LP
By: Landmark Infrastructure Partners GP LLC, its general partner

By:	/s/ George P. Doyle
	Name:	George P. Doyle
	Title:	Chief Financial Officer and Treasurer

LANDMARK INFRASTRUCTURE PARTNERS GP LLC

By:	/s/ George P. Doyle
	Name:	George P. Doyle
	Title:	Chief Financial Officer and Treasurer

LANDMARK DIVIDEND GROWTH FUND — C LLC
By: Landmark Dividend Management LLC, its managing member

By:	/s/ Josef Bobek
	Name:	Josef Bobek
	Title:	Authorized Signatory

LANDMARK DIVIDEND GROWTH FUND — E LLC
By: Landmark Dividend Management 2 LLC, its managing member

By:	/s/ Josef Bobek
	Name:	Josef Bobek
	Title:	Authorized Signatory

[Signature Page to Amendment to Omnibus Agreement]

LANDMARK DIVIDEND GROWTH FUND — F LLC
By: Landmark Dividend Management LLC, its managing member

By:	/s/ Josef Bobek
	Name:	Josef Bobek
	Title:	Authorized Signatory

LANDMARK DIVIDEND GROWTH FUND — G LLC
By: Landmark Dividend Management 2 LLC, its managing member

By:	/s/ Josef Bobek
	Name:	Josef Bobek
	Title:	Authorized Signatory

LANDMARK DIVIDEND GROWTH FUND — H LLC
By: Landmark Dividend Management 2 LLC, its managing member

By:	/s/ Josef Bobek
	Name:	Josef Bobek
	Title:	Authorized Signatory

LANDMARK DIVIDEND GROWTH FUND — I LLC
By: Landmark Dividend Management 2 LLC, its managing member

By:	/s/ Josef Bobek
	Name:	Josef Bobek
	Title:	Authorized Signatory

LANDMARK DIVIDEND GROWTH FUND — J LLC

By: Landmark Dividend Management 2 LLC, its managing member

By:	/s/ Josef Bobek
	Name:	Josef Bobek
	Title:	Authorized Signatory

[Signature Page to Amendment to Omnibus Agreement]